                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 8, 2001



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


000-24261                                                           68-0140361
(Commission                                                      (IRS Employer
File Number)                                               Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                          94925
(Address of Principal Executive Offices)                            (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

            On November 8, 2001, we issued a press release announcing our third quarter sales results. The full text of the press release in connection with our third quarter sales results is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


      (c)  Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated November 8, 2001, regarding the
                  registrant's third quarter sales results

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RESTORATION HARDWARE, INC.



Dated:  November 8, 2001          By: /s/ Gary G. Friedman
                                      ---------------------------------
                                      Gary G. Friedman, Chief Executive Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release, dated November 8, 2001, regarding the
                  registrant's third quarter sales results